UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not

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MICROSOFT CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

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0000003571_1 R200803.14

Shareholder Meeting to be held on Nov 19, 2008

Proxy Material Available

1 Form 10-K
2 Notice & Proxy Statement

B A R C O D E

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before November 06, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

Vote By Internet

Vote In Person

How To Vote

Meeting Type:

Meeting Date:

Meeting Time:

For holders as of:

Meeting Location:

Meeting Information

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0000003571_2 R200803.14

Annual Meeting

November 19, 2008

8:00 AM PST

September 05, 2008

Meydenbauer Center

11100 NE 6th Street

Bellevue, WA 98004

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0000003571_3 R200803.14

The Board of Directors recommends you

vote FOR the following proposal(s).

1. Election of Directors

Nominees

1 Steven A. Ballmer

2 James I Cash, Jr.

3 Dina Dublon

4 William H. Gates III

5 Raymond V. Gilmartin

6 Reed Hastings

7 David F. Marquardt

8 Charles H. Noski

9 Helmut Panke

The Board of Directors recommends you vote FOR the following proposal(s).

10 Approval of material terms of performance criteria under the Executive Officer Incentive Plan

11 Approval of amendments to the 1999 Stock Option Plan for Non-Employee Directors

12 Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent

The Board of Directors recommends you vote AGAINST the following proposal(s).

13 Shareholder Proposal - Adoption of Policies on Internet Censorship Ratification

14 Shareholder Proposal - Establishment of Board Committee on Human Rights

15 Shareholder Proposal - Disclosure of Charitable Contributions

0000003571_3 R200803.14

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Voting Instructions

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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0000003571_4 R200803.14

MICROSOFT CORPORATION ANNUAL MEETING TO BE HELD ON 11/19/08 AT 08:00 A.M. PST
FOR HOLDERS AS OF 09/05/08 * ISSUER CONFIRMATION COPY - INFO ONLY *

5 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

594918104

DIRECTORS

PROPOSAL(S)

		DIRECTORS RECOMMEND
1	*- ELECTION OF DIRECTOR: WILLIAM H. GATES III ------------->>>	FOR --->>> 0019900
2	*- ELECTION OF DIRECTOR: STEVEN A. BALLMER ------------->>>	FOR --->>> 0019900
3	*- ELECTION OF DIRECTOR: JAMES I. CASH JR. ------------->>>	FOR --->>> 0019900
4	*- ELECTION OF DIRECTOR: DINA DUBLON ------------->>>	FOR --->>> 0019900
5	*- ELECTION OF DIRECTOR: RAYMOND V. GILMARTIN ------------->>>	FOR --->>> 0019900
6	*- ELECTION OF DIRECTOR: REED HASTINGS ------------->>>	FOR --->>> 0019900
7	*- ELECTION OF DIRECTOR: DAVID F. MARQUARDT ------------->>>	FOR --->>> 0019900
8	*- ELECTION OF DIRECTOR: CHARLES H. NOSKI ------------->>>	FOR --->>> 0019900
9	*- ELECTION OF DIRECTOR: HELMUT PANKE ------------->>>	FOR --->>> 0019900
10	*- TO APPROVE MATERIAL TERMS OF PERFORMANCE CRITERIA UNDER THE ------->>> EXECUTIVE OFFICER INCENTIVE PLAN.	FOR --->>> 0019900
11	*- TO APPROVE AMENDMENTS TO THE 1999 STOCK OPTION PLAN FOR ---------->>> NON-EMPLOYEE DIRECTORS.	FOR --->>> 0019900
12	*- RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE ----->>> COMPANY'S INDEPENDENT AUDITOR.	FOR --->>> 0010200
13	*- SHAREHOLDER PROPOSAL - ADOPTION OF POLICIES ON INTERNET ---------->>> CENSORSHIP.	AGAINST --->>> 0019900
14	*- SHAREHOLDER PROPOSAL - ESTABLISHMENT OF BOARD COMMITTEE ON HUMAN -->>> RIGHTS.	AGAINST --->>> 0019900
15	*- SHAREHOLDER PROPOSAL - DISCLOSURE OF CHARITABLE CONTRIBUTIONS. ---->>>	AGAINST --->>> 0019900

VIF01H

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 11/19/08 FOR MICROSOFT CORPORATION
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM
- PROXY STATEMENT - ANNUAL REPORT

2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

X THIS SPACE INTENTIONALLY LEFT BLANK
X PLEASE INDICATE YOUR VOTING
X INSTRUCTIONS FOR EACH PROPOSAL

USE NUMBER ONLY

	FOR	AGAINST	ABSTAIN
1	X	X	X
2	X	X	X
3	X	X	X
4	X	X	X
5	X	X	X
6	X	X	X
7	X	X	X
8	X	X	X
9	X	X	X
10	X	X	X
11	X	X	X
12	X	X	X
13	X	X	X
14	X	X	X
15	X	X	X

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK X

SEE VOTING INSTRUCTION NO. 3 ON REVERSE

A/C:

594918104

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

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MICROSOFT CORPORATION
ATTN: DENNIE MUSCARELLA
ONE MICROSOFT WAY
REDMOND, WA 98052-6399

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SIGNATURE(S) DATE

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WRONG WAY

Proxy Services

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Farmingdale NY 11735-9585

VOTING INSTRUCTIONS

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US INYOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE’ IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. LF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN LF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Important Notice of Availability of Proxy Materials for Annual Meeting of Shareholders of

Microsoft©

To be held on:

November 19, 2008, at 8:00 a.m.

Meydenbauer Center, 11100 NE 6th Street, Bellevue, WA, 98004

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 11/05/08.

TO VIEW PROXY

MATERIALS ONLINE: Please visit http://www.amstock.com/ProxyServices/microsoft/, where the following materials are available for view:

• Notice of Annual Meeting of Shareholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report

TO REQUEST PAPER OR

ELECTRONIC PROXY MATERIALS: TELEPHONE: 1-866-668-8562 E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/ProxyServices/microsoft/

TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

- OR -

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

- OR -

TELEPHONE: To vote by telephone, please visit http://www.amstock.com/ProxyServices/microsoft/ to view the materials and to obtain the toll free number to call.

- OR -

MAIL: You may request a card by following the instructions above.

Election of directors (The Board recommends a vote FOR each of the following nominees):

NOMINEES: 1. William H. Gates III

2. Steven A. Ballmer 3. James I. Cash Jr. 4. Dina Dublon 5. Raymond V. Gilmartin 6. Reed Hastings 7. David F. Marquardt 8. Charles H. Noski 9. Helmut Panke

Please note that you cannot use this notice to vote by mail.

10. To approve material terms of performance criteria under the Executive Officer Incentive Plan (The Board recommends a vote FOR this proposal)

11. To approve amendments to the 1999 Stock Option Plan for Non-Employee Directors (The Board recommends a vote FOR this proposal)

12. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditor (The Board recommends a vote FOR this proposal)

13. Shareholder Proposal - Adoption of Policies on Internet Censorship (The Board recommends a vote AGAINST this proposal)

14. Shareholder Proposal - Establishment of Board Committee on Human Rights (The Board recommends a vote AGAINST this proposal)

15. Shareholder Proposal - Disclosure of Charitable Contributions (The Board recommends a vote AGAINST this proposal)

From: Chris Liddell

To: Microsoft Corp and Subsidiaries: All FTE

Subject: Proxy Voting by Microsoft Shareholders

Every year, shareholders are given the opportunity to participate directly in the governance of Microsoft through the proxy voting process.

If you own Microsoft shares, I encourage you to vote your proxy and take an active role in the overall governance of our company.

This year, shareholders are asked to consider and vote on the following matters:

1.	Election of directors,

2.	Two management proposals described in the Proxy Statement,

3.	Ratification of the selection of Deloitte & Touche LLP as Microsoft’s independent auditor, and

4.	Three shareholder proposals described in the Proxy Statement

Over the next few days, you will receive your notice of proxy materials and proxy voting instructions either through an electronic link directly from our transfer agent, American Stock Transfer (AST) MSFTProxyEnotice@amstock.com, or in the postal mail, depending on where your shares are held. In either case, you may vote electronically by following the instructions in the materials you receive.

If you do not receive proxy materials and believe that you should have, or if you have questions regarding Microsoft’s proxy voting, please email Microsoft Investor Relations at denniem@microsoft.com.

Thank you,

Chris